UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 30, 2012 (July 31, 2012)

EverBank Financial Corp

(Exact name of registrant as specified in its charter)

Delaware	001-35533	52-2024090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Riverside Ave., Jacksonville, FL		32202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (904) 281-6000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On July 31, 2012, the EverBank Financial Corp’s (the Company) Chairman and Chief Executive Officer, and Executive Vice President and Chief Financial Officer are scheduled to make a presentation at Keefe, Bruyette & Woods 2012 Community Bank Investor Conference, to be held on Tuesday, July 31, 2012, at 11:00 A.M. A copy of the visual presentation is being furnished as Exhibit 99.1 to this report, substantially in the form intended to be used. Exhibit 99.1 is incorporated by reference under this Item 7.01. Such visual presentation materials also will be available on the Company’s web site at www.abouteverbank.com beginning on July 30, 2012.

The information contained in this Item 7.01, as well as the exhibit referenced herein, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description.
99.1	Presentation to be made on July 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EverBank Financial Corp (Registrant)

By:	/s/ Thomas A. Hajda
Name: Thomas A. Hajda
Title: Executive Vice President, General Counsel and Secretary

Dated: July 30, 2012

EXHIBIT LIST

Exhibit No.	Description
99.1	Presentation to be made on July 31, 2012.